UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2018

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Virgin Media Investment Holdings Limited (the “Company”) as borrower and guarantor, the other borrowers named therein as borrowers (the “Borrowers”) and the other guarantors named therein as guarantors (the “Guarantors”), The Bank of Nova Scotia as facility agent (the “Facility Agent”) and Deutsche Bank AG, London Branch as security trustee, among others, are parties to a Senior Facilities Agreement, originally dated June 7, 2013 and as amended and restated from time to time (the “Senior Facilities Agreement”). Each of the Company, the Borrowers and the Guarantors is an indirect wholly-owned subsidiary of Liberty Global plc.

On February 22, 2018, the Company and the Facility Agent entered into an amendment and restatement agreement (the “Amendment and Restatement Agreement”) to amend and restate the Senior Facilities Agreement (the Senior Facilities Agreement, as amended and restated by the Amendment and Restatement Agreement, the “Amended Senior Facilities Agreement”).

On February 22, 2018, the Amendment and Restatement Agreement amended and restated in full the Senior Facilities Agreement. Save as set out immediately below, all loans and commitments outstanding under the Senior Facilities Agreement continue to be outstanding under the Amended Senior Facilities Agreement.

Pursuant to the Amended Senior Facilities Agreement, the loans and commitments under the original revolving facility immediately prior to February 22, 2018 have been split into two separate tranches; revolving facility A and revolving facility B. The final maturity date for the loans and commitments under revolving facility A has not been changed and is December 31, 2021. The final maturity date for the loans and commitments under revolving facility B is January 15, 2024. All other terms and conditions of the Amended Senior Facilities Agreement will continue to apply to both tranches equally.

The Amendment and Restatement Agreement and the Amended Senior Facilities Agreement are attached hereto as Exhibit 4.1 and are incorporated herein by reference. The foregoing description of the Amended Senior Facilities Agreement is not complete and is subject to and qualified in its entirety by reference to the full text thereof set forth in Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name

4.1
Amendment and Restatement Agreement dated February 22, 2018 between Virgin Media Investment Holdings Limited (for itself and as agent on behalf of the other obligors) and The Bank of Nova Scotia (as facility agent), and attached as a schedule thereto, a copy of the Senior Facilities Agreement, originally dated June 7, 2013, between, among others, Virgin Media Investment Holdings Limited as a borrower and a guarantor, The Bank of Nova Scotia as facility agent and Deutsche Bank AG, London Branch as security trustee as amended and restated by the Amendment and Restatement Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: February 27, 2018

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